                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549


                                  FORM 8-K/A

                                 CURRENT REPORT

                           AMENDMENT NO. 2 TO FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 31, 1996
        -----------------------------------------------------------------


                            KRUG INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



               Ohio                     0-2901               31-0621189
               ----                     ------               ----------
  (State or other jurisdiction        (Commission         (I.R.S.  Employer
        of incorporation)             file number)        Identification No.)



   1290 Hercules Drive, Suite 120, Houston, Texas             77058
   ----------------------------------------------             -----
      (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (281) 212-1233

Item 2.  Acquisition or Disposition of Assets

On October 31, 1996, Beldray Limited ("Beldray"), a wholly-owned United Kingdom-based subsidiary of KRUG International Corp. ( the "Corporation") acquired all of the issued capital shares of Hago Products Limited ("Hago"), an United Kingdom manufacturer of child safety gates and fireguards, from Bullough plc, an United Kingdom company. The purchase price of Hago was approximately $1.7 million. The acquisition was completed with internally available funds. A Form 8-K reporting this event was filed November 15, 1996.

Item 7. Financial Statements and Exhibits

The audited financial statements of Hago for the three most recent fiscal years are being filed with this report. The consent of Coopers & Lybrand dated March 26, 1997 with respect to the three most recent fiscal years audited financial statements is also included as an exhibit to this report. The Share Transfer Agreement and pro forma financial information were filed as exhibits to Amendment No. 1 to Form 8-K filed January 14, 1997 .




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 KRUG International Corp.

Date: March 31 , 1997
                                           By:  /s/ Robert M. Ellis
                                              ------------------------------
                                                Robert M. Ellis
                                                Principal Accounting Officer

                     Hago Products Limited
                     Financial statements
                     for the years ended 31 October 1996, 1995
                     and 1994

HAGO PRODUCTS LIMITED


DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

The directors are required by the Companies Act 1985 to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at 31 October and of the profit or loss for the year then ended. It is also the directors' responsibility to:

              o maintain adequate accounting records
              o safeguard the assets of the company
              o prevent and detect fraud and other irregularities


The directors confirm that suitable accounting policies, consistently applied and supported by reasonable and prudent judgements and estimates, have been used in the preparation of the financial statements and that applicable accounting standards have been followed.

HAGO PRODUCTS LIMITED


REPORT OF THE INDEPENDENT AUDITORS TO THE BOARD OF
DIRECTORS




We have audited the financial statements set out on pages 5 to 20, which have been prepared in accordance with accounting principles generally accepted in the United Kingdom.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the statement of directors' responsibilities, the Company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion.

BASIS OF OPINION

We conducted our audit in accordance with UK Auditing Standards issued by the Auditing Practices Board, which are substantially the same as those issued in the United States. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion, the financial statements present fairly, in all material respects, the financial position of Hago Products Limited at 31 October 1996, 1995 and 1994 and the results of its operations and cash flows for the years ended 31 October 1996, 1995 and 1994 in accordance with accounting principles generally accepted in the United Kingdom.

                                                                             4
HAGO PRODUCTS LIMITED


The accounting principles applied vary in certain respects from accounting principles generally accepted in the United States. In our opinion, application of accounting principles generally accepted in the United States would have affected the determination of the amounts shown as net income for the years ended 31 October 1996, 1995 and 1994 and the amounts of shareholders' funds and cash and cash equivalents at 31 October 1996, 1995 and 1994 to the extent summarised in Notes 21 and 22 on page 21.






/s/ COOPERS & LYBRAND


COOPERS & LYBRAND

CHARTERED ACCOUNTANTS AND REGISTERED AUDITORS
SOUTHAMPTON, ENGLAND
21 MARCH 1997

                                                                             5
HAGO PRODUCTS LIMITED


PROFIT AND LOSS ACCOUNTS (UK (POUND) - STERLING) FOR THE YEARS ENDED 31 OCTOBER 1996, 1995 AND 1994


                                             Notes               1996             1995              1994
                                                             (POUND)000       (POUND)000        (POUND)000
TURNOVER                                       2                6,678            5,175             5,881
Cost of sales                                                  (5,872)          (4,878)           (4,323)
                                                                -----            -----             -----
Gross profit                                                      806              297             1,558
Net operating expenses                         3               (1,496)          (1,400)           (1,305)
                                                                -----            -----             -----
OPERATING (LOSS)/PROFIT                        4                 (690)          (1,103)              253
Net interest payable                           5                   (1)               -                (3)
                                                                -----            -----             -----
(LOSS)/PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                  (691)          (1,103)              250
Taxation on loss/profit on ordinary
activities                                     6                  223              414               (89)
                                                                -----            -----             -----
(LOSS)/PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                                   (468)            (689)              161
Dividends                                                           -                -              (150)
                                                                -----            -----             -----
RETAINED (LOSS)/PROFIT                                           (468)            (689)               11
                                                                =====            =====             =====
STATEMENT OF RETAINED PROFIT

Retained profit at beginning of year                            1,029            1,718             1,707
Retained (loss)/profit                                           (468)            (689)               11
                                                                -----            -----             -----
RETAINED PROFIT AT END OF YEAR                                    561            1,029             1,718
                                                                =====            =====             =====

The company has no recognised gains and losses other than those included in the (losses)/profits above and therefore no separate statement of total recognised gains and losses has been prepared.

There is no difference between the (losses)/profits on ordinary activities before taxation and the retained (loss)/profit for the year stated above and their historical cost equivalents.

All amounts above relate to continuing operations.

Notes to the accounts are on pages 10 to 22.

                                                                             6
HAGO PRODUCTS LIMITED


BALANCE SHEETS (UK (POUND) - STERLING)
AT 31 OCTOBER 1996, 1995 AND 1994

                                                   Notes          1996          1995          1994
                                                              (POUND)000    (POUND)000    (POUND)000
FIXED ASSETS
Tangible assets                                      10            459           377           391

CURRENT ASSETS
Stocks                                               12            681           779           900
Debtors                                              13          1,600         1,225         1,467
Cash at bank and in hand                                             -             -           307
                                                                 -----         -----         -----
                                                                 2,281         2,004         2,674
CREDITORS:  amounts falling due within one
year                                                 14         (2,063)       (1,236)       (1,231)
                                                                 -----         -----         -----
Net current assets                                                 218           768         1,443
                                                                 -----         -----         -----
NET ASSETS                                                         677         1,145         1,834
                                                                 =====         =====         =====

CAPITAL AND RESERVES
Called up share capital                              17            113           113           113
Other reserves                                       18              3             3             3
Profit and loss account                                            561         1,029         1,718
                                                                 -----         -----         -----
EQUITY SHAREHOLDERS' FUNDS                                         677         1,145         1,834
                                                                 =====         =====         =====

The financial statements on pages 5 to 23 were approved by the board of directors on 20 March 1997 and were signed on its behalf by:





/s/ M H DELL

M H DELL
DIRECTOR





Notes to the accounts are on pages 10 to 22.

                                                                             7
HAGO PRODUCTS LIMITED


RECONCILIATION OF MOVEMENTS IN EQUITY SHAREHOLDERS' FUNDS
(UK (POUND) - STERLING)

                                                                       1996          1995         1994
                                                                   (POUND)000    (POUND)000   (POUND)000
(Loss)/profit on ordinary activities after taxation                    (468)         (689)         161
Dividends                                                                 -             -         (150)
                                                                      -----         -----        -----
Net (reduction)/increase to equity shareholders' funds                 (468)         (689)          11
Opening equity shareholders' funds                                    1,145         1,834        1,823
                                                                      -----         -----        -----
CLOSING EQUITY SHAREHOLDERS' FUNDS                                      677         1,145        1,834
                                                                      =====         =====        =====

                                                                             8
HAGO PRODUCTS LIMITED


CASH FLOW STATEMENT
FOR THE YEARS ENDED 31 OCTOBER 1996, 1995 AND 1994


OPERATING ACTIVITIES                                  NOTES        1996           1995           1994
                                                               (POUND)'000    (POUND)'000    (POUND)'000
NET CASH INFLOW FROM OPERATING ACTIVITIES                            204             12            207
                                                                   -----          -----          -----
RETURNS ON INVESTMENTS AND SERVICING OF
FINANCE
Interest paid                                                         (1)             -             (3)
Dividends paid                                                         -           (150)             -
                                                                   -----          -----          -----
NET CASH OUTFLOW FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                                  (1)          (150)           (3)
                                                                   -----          -----          -----

TAXATION
UK corporation tax paid                                                -            (72)             -
                                                                   -----          -----          -----
TAX PAID                                                               -            (72)             -
                                                                   -----          -----          -----

INVESTING ACTIVITIES
Purchase of tangible fixed assets                                   (210)          (114)          (193)
Sale of tangible fixed assets                                          1              -              6
                                                                   -----          -----          -----
NET CASH OUTFLOW FROM INVESTING ACTIVITIES                          (209)          (114)          (187)
                                                                   -----          -----          -----
(DECREASE)/INCREASE IN CASH AND CASH
EQUIVALENTS                                            19             (6)          (324)            17
                                                                   =====          =====          =====

                                                                             9
HAGO PRODUCTS LIMITED

RECONCILIATION OF OPERATING PROFIT/(LOSS) TO NET CASH
INFLOW FROM OPERATING ACTIVITIES


                                                      NOTES         1996           1995           1994
                                                                (POUND)'000    (POUND)'000    (POUND)'000
CONTINUING ACTIVITIES
Operating (loss)/profit                                             (690)        (1,103)           253
Depreciation on tangible fixed assets                                128            128            119
Loss/(gain) on sale of tangible fixed assets                          (1)             -              2
(Increase)/decrease in stocks                                         98            121           (196)
(Increase)/decrease in debtors                                      (375)           242              -
Increase in creditors                                              1,044            624             29
                                                                   -----          -----          -----
Net cash inflow from continuing operating
activities                                                           204             12            207
                                                                  ------         ------         ------

                                                                            10
Hago Products Limited


NOTES TO THE FINANCIAL STATEMENTS FOR THE THREE YEARS
ENDED 31 OCTOBER 1996, 1995 AND 1994


1        PRINCIPAL ACCOUNTING POLICIES

The financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important accounting policies, which have been applied consistently, is set out below.


(A)      BASIS OF ACCOUNTING

         The financial statements are drawn up in accordance with the historical cost convention.


(B)      CASH FLOW STATEMENT

         Cash flow statements have been prepared in accordance with UK and US accounting standards and are set out on pages 8 and 23 respectively.


(C)      TURNOVER

         Turnover represents sales to third parties excluding value added tax.


(D)      DEPRECIATION

         Depreciation is calculated to write off the cost of fixed assets over their expected useful lives on a straight line basis. The principal annual rates used for this purpose, which have been applied consistently, are as follows:


               Short leaseholds and buildings     -   over terms of the leases
               Plant and equipment                -   10 to 15%
               Motor vehicles                     -   25%
               Computers                          -   20%

                                                                         11
Hago Products Limited


1        PRINCIPAL ACCOUNTING POLICIES (CONTINUED)


(E)      DEFERRED TAXATION

         Taxation deferred as a result of material timing differences is provided at the rate of taxation ruling when the liabilities are expected to crystallize except to the extent that such taxation is not expected to become payable in the foreseeable future.


(F)      STOCK AND WORK IN PROGRESS

         Stock and work in progress is valued at the lower of cost and net realisable value. Cost is determined on a first in first out basis and comprises direct material cost, direct labour cost and attributable production overheads.


(G)      DEVELOPMENT

         Development expenditure is written off as incurred.


(H)      FOREIGN CURRENCIES

         Assets and liabilities are translated to sterling at the rates of exchange ruling at the balance sheet date. Transactions are translated at the rate ruling at the date of the transaction. Differences arising from trading transactions are included in operating profit.

                                                                            12
Hago Products Limited


1        PRINCIPAL ACCOUNTING POLICIES (CONTINUED)


(I)      PENSION COSTS

         Pension costs are accounted for on the basis of charging the cost of providing pensions over the period during which the company benefits from employees' services. The effects of variations from regular cost are spread over the expected average remaining working lifetime of members of the company's pension schemes.


(J)      FINANCE AND OPERATING LEASES

         Assets held under finance leases are included as tangible assets and depreciated over the shorter of the lease term or their useful life. The net obligations related to finance leases are included as a liability. Costs in respect of operating leases are charged in arriving at the operating result.


(K)      GOODWILL

         Goodwill arising on acquisition is written off direct to reserves.


(L)      TOOLING

         Where significant tooling is purchased as part of an acquisition, or in the development of a new product, the associated costs are written off over their useful lives, generally three years.

                                                                            13
Hago Products Limited


2        Turnover

The geographical analysis of turnover which represents sales of wire and tube products was:

                                                                     1996            1995          1994
                                                                 (POUND)000      (POUND)000    (POUND)000
United Kingdom                                                      5,874           4,749         5,644
European Union                                                        587             422           228
Rest of the world                                                     217               4             9
                                                                    -----           -----         -----
                                                                    6,678           5,175         5,881
                                                                    =====           =====         =====


3        Net operating expenses

                                                                    1996             1995          1994
                                                                (POUND)000       (POUND)000    (POUND)000
Selling and distribution costs                                       846              849           771
Administrative expenses                                              650              551           534
                                                                   -----            -----         -----
                                                                   1,496            1,400         1,305
                                                                   =====            =====         =====


4        Operating (loss)/profit

                                                                 1996             1995             1994
                                                             (POUND)000       (POUND)000       (POUND)000
OPERATING (LOSS)/PROFIT IS STATED AFTER CHARGING:
Depreciation - Owned assets                                       128              128              119
Auditors remuneration                                              17               15               16
Non-audit fees payable to auditors                                  3               13                9
Directors' emoluments including pension
contributions                                                      95              128              155
Compensation for loss of office                                    59                9               23
Operating lease rentals:
                Hire of plant and machinery                         -                3                6
                Other                                             200              238              246
                                                                  ===              ===              ===


5        Net interest payable

                                                                  1996             1995           1994
                                                              (POUND)000       (POUND)000     (POUND)000
Interest receivable                                                  1                1              1
Interest payable - on bank loans and overdrafts                     (2)              (1)            (4)
                                                                   ---              ---            ---
Net interest payable                                                (1)               -             (3)
                                                                   ===              ===            ===

                                                                            14
Hago Products Limited


6        Taxation on loss/profit on ordinary activities

                                                               1996            1995           1994
                                                            (POUND)000      (POUND)000     (POUND)000
UK corporation tax at rate of 33%
         Current                                                233             343            (95)
Adjustments in respect of prior years
         Current                                                (10)             71              6
                                                                ---             ---            ---
                                                                223             414            (89)
                                                                ===             ===            ===

7        Directors' emoluments

Particulars of the emoluments (excluding pension contributions) of the company's directors are:

                                                                 1996           1995            1994
                                                              (POUND)000     (POUND)000      (POUND)000
Former Chairman                                                     -              1              14
Chairman                                                            -              4               -
Highest paid director                                              50             50              48

In addition, the former chairman received (POUND)9,000 compensation for loss of office in 1994/95


                                                                 1996           1995            1994
                                                              (POUND)000     (POUND)000      (POUND)000
The emoluments of all directors fall within
    the following bands:
Nil                 to    (POUND)5,000                              7              4               3
(POUND)10,001       to    (POUND)15,000                             -              -               2
(POUND)25,001       to    (POUND)30,000                             -              -               2
(POUND)30,001       to    (POUND)35,000                             1              2               1
(POUND)45,001       to    (POUND)50,000                             -              -               1
(POUND)50,001       to    (POUND)55,000                             1              1               -

The directors who are employed as directors of Bullough plc are remunerated by that company in respect of their services to the Bullough group as a whole. Their emoluments are dealt with in the accounts of Bullough plc; no emoluments are received from this company. The emoluments of the Chairman are paid by Bullough plc for his services to the company.

                                                                            15
Hago Products Limited


8        Employee information

The average number of persons employed by the company (including executive directors) during the year was:

                                                                 1996           1995            1994
                                                                NUMBER         NUMBER          NUMBER
Production                                                        148            111              97
Selling and distribution                                            9             12              13
Administration                                                     17              8               8
                                                                  ---            ---             ---
                                                                  174            131             118
                                                                  ===            ===             ===

Employment costs (including executive directors):

                                                                 1996           1995            1994
                                                              (POUND)000     (POUND)000      (POUND)000
Aggregate gross wages and salaries                              1,871          1,466           1,389
Social security costs                                             137            128             131
Other pension costs                                                28             16              21
                                                                -----          -----           -----
                                                                2,036          1,610           1,541
                                                                =====          =====           =====

9        Pension costs

The company's employees are members of a fellow subsidiary's retirement and death benefits plan known as the John Pring & Son Ltd Retirement and Death Benefit Plan ("the Plan"). The Plan is of the defined benefits type - ie where benefits are related to final pensionable salary. John Pring & Son Ltd is the principal employer for all purposes relating to the Plan.

The assets of the Plan are held separately from those of the company (and the assets of the three other participating companies) being invested in an insurance company managed fund.

                                                                            16
Hago Products Limited


Contributions to the Plan are charged to the profit and loss account so as to spread the cost of pensions over employees' working lives with the company. The contributions are determined by a qualified actuary on the basis of triennial valuations using the projected unit method. The most recent valuation report (dated June 1995) was in respect of a valuation carried out as at 30 April 1995. The assumptions which have the most significant effect on the results of the valuation are those relating to the rate of return on investments and the rates of increase in salaries and pensions. It was assumed that the investment returns would be 8.5% per annum and that salary increases would average 7.0% per annum. Present and future pensions are assumed to increase at the rate of 3% per annum in respect of members' entitlement to guaranteed minimum pensions. Pensions in excess of guaranteed minimum pensions for works and staff employees are to increase at the rate of 5% per annum in respect of pensionable service after this date. Pensions in excess of guaranteed minimum pensions for senior staff are to increase at the rate of 5% per annum.

The pension charge for the years ended 31 October 1996, 1995 and 1994 were (POUND)17,000, (POUND)10,000 and (POUND)21,000 respectively.

The most recent actuarial valuation showed that the actuarial value of the Scheme assets was (POUND)1.471m and that the value of those assets represented 100% of the benefits that had accrued to members after allowing for expected future increases in earnings.

                                                                            17
Hago Products Limited


10        Tangible fixed assets

                                       LAND AND
                                       BUILDINGS          PLANT         FIXTURES
                                         SHORT         MACHINERY        FITTINGS
                                       LEASEHOLD        AND VEHICLES    AND TOOLS           TOTAL
                                      (POUND)000       (POUND)000      (POUND)000        (POUND)000
COST
At 1 November 1993                          206            1,181             315             1,702
Additions                                     -              182              11               193
Disposals and adjustments                     -              (55)              -               (55)
                                          -----            -----           -----             -----
AT 31 OCTOBER 1994                          206            1,308             326             1,840
Additions                                     -              114               -               114
Disposals and adjustments                     -               (5)              -                (5)
                                          -----            -----           -----             -----
AT 31 OCTOBER 1995                          206            1,417             326             1,949
Additions                                     -              207               3               210
Disposals and adjustments                     -               (1)              -                (1)
                                          -----            -----           -----             -----
AT 31 OCTOBER 1996                          206            1,623             329             2,158
                                          -----            -----           -----             -----
DEPRECIATION
At 1 November 1993                          143              979             255             1,377
Charge for year                              16               85              18               119
Disposals and adjustments                     -              (47)              -               (47)
                                          -----            -----           -----             -----
AT 31 OCTOBER 1994                          159            1,017             273             1,449
Charge for year                              14               98              16               128
Disposals and adjustments                     -               (5)              -                (5)
                                          -----            -----           -----             -----
AT 31 OCTOBER 1995                          173            1,110             289             1,572
Charge for year                               9              103              16               128
Disposals and adjustments                     -               (1)              -                (1)
                                          -----            -----           -----             -----
AT 31 OCTOBER 1996                          182            1,212             305             1,699
                                          -----            -----           -----             -----
NET BOOK VALUE
AT 31 OCTOBER 1996                           24              411              24               459
                                          =====            =====           =====             =====
AT 31 OCTOBER 1995                           33              307              37               377
                                          =====            =====           =====             =====
AT 31 OCTOBER 1994                           47              291              53               391
                                          =====            =====           =====             =====

                                                                           18
Hago Products Limited


11       Capital commitments

Outstanding commitments of the company for capital expenditure at 31 October 1996, 1995, and 1994 amounted to (POUND)Nil, (POUND)Nil and (POUND)67,000 respectively.

12       Stocks

                                                                 1996           1995            1994
                                                             (POUND)000     (POUND)000      (POUND)000
Raw materials                                                     193            359             321
Work in progress                                                  216            184             177
Finished goods                                                    272            236             402
                                                                  ---            ---             ---
                                                                  681            779             900
                                                                  ===            ===             ===

13       Debtors

                                                                 1996           1995            1994
                                                             (POUND)000     (POUND)000      (POUND)000
AMOUNTS FALLING DUE WITHIN ONE YEAR:
Trade debtors                                                   1,252          1,040             967
Amounts owed by other group companies                               -             41             275
Taxation                                                          223              -               -
Other debtors                                                       3              5               3
Prepayments and accrued income                                    122            139             222
                                                                -----          -----           -----
                                                                1,600          1,225           1,467
                                                                =====          =====           =====

                                                                            19
Hago Products Limited


14       Creditors: amounts falling due within one year

                                                                 1996           1995            1994
                                                             (POUND)000     (POUND)000      (POUND)000
Trade creditors                                                 1,038            932             621
Amounts owed to other group companies                             739             92             101
Taxation                                                            -              -             117
Social security                                                    95            108             131
Other creditors                                                   168             87             111
Bank overdraft                                                     23             17               -
Proposed dividend                                                   -              -             150
                                                                -----          -----           -----
                                                                2,063          1,236           1,231
                                                                =====          =====           =====


Other creditors at 31 October 1996 include redundancy costs of (POUND)60,000.

15       Analysis of lease commitments

The annual commitments under non-cancellable operating leases at 31 October were:

                                                                          LAND AND BUILDINGS
                                                                 1996           1995            1994
                                                              (POUND)000     (POUND)000      (POUND)000
Expiry of operating leases within two to five years               200            200             257
                                                                  ===            ===             ===

16       Deferred taxation

Analysis of provision and full potential liability/(asset)

                                                                  FULL           FULL            FULL
                                                             POTENTIAL      POTENTIAL       POTENTIAL
                                                             LIABILITY      LIABILITY       LIABILITY
                                                               /(ASSET)       /(ASSET)        /(ASSET)
                                                                  1996           1995            1994
                                                             (POUND)'000    (POUND)'000     (POUND)'000
Accelerated capital allowances                                     (14)           (16)            (11)
Other timing differences                                            (3)           (21)             (2)
                                                                  ----           ----            ----
At 31 October                                                      (17)           (37)            (13)
                                                                  ====           ====            ====

No amounts have been recognised in respect of deferred tax in the periods.

                                                                            20
Hago Products Limited


17       Called up share capital

                                               31 OCTOBER 1996, 1995 AND 1994
                                             NUMBER                  (POUND)000
ORDINARY SHARES OF (POUND)1 EACH:
Authorised                                   133,000                      133
Allotted, called up and fully paid           112,604                      113
                                             =======                      ===


18       Other reserves

                                                              CAPITAL
                                                             REDEMPTION
                                                             (POUND)000

At 31 October 1996, 1995 and 1994                                3
                                                                ===


19       CASH AND CASH EQUIVALENTS

                                        1996           1995            1994
                                     (POUND)000     (POUND)000      (POUND)000

CHANGES DURING THE YEAR
At 1 November                           (17)           307             290
Net cash (outflow)/inflow                (6)          (324)             17
                                       -----          -----           -----
AT 31 OCTOBER                           (23)           (17)            307
                                       =====          =====           =====


                                      1996                 1995                      1994
                                    CHANGE               CHANGE                    CHANGE
                           1996    IN YEAR      1995    IN YEAR        1994       IN YEAR        1993
                      (POUND)000 (POUND)000 (POUND)000 (POUND)000  (POUND)000    (POUND)000  (POUND)000
ANALYSIS OF
BALANCES
Cash at bank and
in hand                       -          -         -       (307)        307            17         290
Bank overdrafts             (23)        (6)      (17)       (17)          -             -           -
                          -----      -----     -----      -----       -----         -----       -----
At 31 October               (23)        (6)      (17)      (324)        307            17         290
                          =====      =====     =====      =====       =====         =====       =====

20       Contingent liabilities

Losses which might arise from litigation in the normal course of business are not expected to be material to the context of these accounts.

                                                                            21
Hago Products Limited


21       RECONCILIATION OF RESULTS AND SHAREHOLDERS' FUNDS FROM
UK GAAP TO US GAAP

                                                                             31 OCTOBER
                                                              1996            1995             1994
                                                        (POUND)000      (POUND)000       (POUND)000
(Loss)/profit on ordinary activities after taxation in
accordance with UK GAAP                                       (468)           (689)             161
Amortisation of goodwill                                       (40)            (40)             (40)
                                                             -----           -----            -----
Net (loss)/income, in accordance with US GAAP                 (508)           (729)             121
                                                             =====           =====            =====

Per share amounts from continuing operations          (POUND)(4.50)   (POUND)(6.45)     (POUND)1.07
                                                             =====           =====            =====


                                                                             31 OCTOBER
                                                              1996            1995             1994
                                                          (POUND)000      (POUND)000       (POUND)000
Shareholders' funds, as stated in accordance with
UK GAAP                                                        677           1,145            1,834
Dividends                                                        -               -              150
Goodwill                                                        27              67              107
                                                             -----           -----            -----
Shareholders' funds in accordance with US GAAP                 704           1,212            2,091
                                                             =====           =====            =====

22       RECONCILIATION OF CASH AND CASH EQUIVALENTS FROM UK GAAP TO
US GAAP

                                                              1996            1995             1994
                                                          (POUND)000      (POUND)000       (POUND)000
Cash and cash equivalents as reported in
accordance with UK GAAP                                        (23)            (17)             307

Add back bank overdraft                                         23              17                -
                                                             -----           -----            -----
Cash and cash equivalents as reported in
accordance with US GAAP                                          -               -              307
                                                             =====           =====            =====

                                                                            22
Hago Products Limited


23       DIFFERENCES BETWEEN UK AND US GAAP

The accounting policies and accounting standards under which the financial statements of the company are prepared are in accordance with UK GAAP. The major differences between UK GAAP and US GAAP, as they affect the financial statements of Hago Products Limited, are:

         (a)      Goodwill

         Under UK GAAP, goodwill arising on an acquisition may be eliminated from the financial statements by immediate write off against reserves which is the policy adopted by the company. Under US GAAP goodwill must be amortised to income over a period up to a maximum of 40 years. For this purpose the directors regard 5 years as appropriate in connection with goodwill of (POUND)200,000 arising in 1992.

         (b)      Dividends

         Under UK GAAP, provision is made in the financial statements for dividends recommended by the directors. Under US GAAP such dividends are not recognised until they are formally declared.

         (c)      Cash flow

         Under US GAAP bank overdrafts are not considered to be part of the net cash equivalents and so changes in bank overdrafts (net) are included in cash flows financing activities. Under UK GAAP, bank overdrafts form part of cash equivalents.

24       Events occurring on balance sheet date

On 31 October 1996, the entire issued share capital of Hago Products Limited was acquired by Beldray Limited, a subsidiary of Krug International Corporation.

                                                                            23
Hago Products Limited

Statement of cash flows (UK (POUND) - sterling) For the years ended 31 October 1996, 1995 and 1994

The cash flow statement presented below is prepared in accordance with US GAAP.

                                                                       1996         1995         1994
                                                                  (POUND)'000   (POUND)'000   (POUND)'000
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)/income                                                      (508)        (729)         121
Adjustments to reconcile net (loss)/income to net cash
provided by/(used in)
operating activities:
  Depreciation                                                          128          128          119
Amortisation of goodwill                                                 40           40           40
(Profit)/loss on disposal of assets                                      (1)           -            2
  Changes in assets and liabilities:
         Increase in accounts receivable, net                          (212)         (73)        (173)
         Decrease in accounts receivable, group                          41          234          164
         (Increase)/decrease in inventories                              98          121         (196)
         (Increase)/decrease in other current assets                   (204)          81            9
         Increase/(decrease) in accounts payable, trade                 106          311          (43)
         Increase/(decrease) in accrued liabilities                      68         (164)         125
         Increase/(decrease) in accounts payable, group                 647           (9)          36
                                                                       ----         ----         ----
         Net cash provided by (used in) operating activities           (203)         (60)         204
                                                                       ----         ----         ----
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment                             (210)        (114)        (193)
Proceeds from sale of assets                                              1            -            6
                                                                       ----         ----         ----
         Net cash used by investing activities                         (209)        (114)        (187)
                                                                       ----         ----         ----
Cash flows from fund activities:
Net increase in short term debt - bank overdrafts                         6           17            -
Payment of dividends                                                      -         (150)           -
                                                                       ----         ----         ----
         Net cash provided by (used in) financing activities              6         (133)           -
                                                                       ----         ----         ----

Net (decrease)/increase in cash and cash equivalents                      -         (307)          17
Cash and cash equivalents at beginning of year                            -          307          290
                                                                       ----         ----         ----
CASH AND CASH EQUIVALENTS AT END OF YEAR                                  -            -          307
                                                                       ====         ====         ====

                                EXHIBIT INDEX

                  Exhibit 23 -- Consent of Coopers & Lybrand